                                                                   EXHIBIT 10.10

                            STOCK PURCHASE AGREEMENT

      This STOCK PURCHASE AGREEMENT (the "Agreement") dated March 29TH, 2004 between the individuals set forth on the signature page to this Agreement (each, a "Seller" and collectively, the "Sellers"), and Natural Health Trends Corp., a Florida corporation (the "Buyer" or the "Company").

      WHEREAS, each Seller desires to sell, and the Buyer desires to purchase, an aggregate of 4,900 shares of common stock, no par value per share (the "Shares") of Lexxus International, Inc., a Delaware corporation ("Lexxus") representing 49% of the total number of shares of common stock of Lexxus outstanding, on the terms and subject to the conditions set forth in this Agreement.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

      1. PURCHASE AND SALE OF SHARES; CLOSING.

            (a) PURCHASE AND SALE. Upon the terms and subject to the conditions set forth herein, the Buyer agrees to purchase from Sellers, and Sellers agree to sell, transfer, assign and deliver to the Buyer, all of the Shares free and clear of all Liens (as hereinafter defined). The aggregate purchase price for the Shares is one hundred thousand (100,000) shares of the Company's restricted common stock (the "NHTG Shares").

            (b) CLOSING. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Brown Rudnick Berlack Israels LLP, counsel to Buyer, located at 120 West 45th Street, New York, NY 10036 on the date hereof (the "Closing Date"). At the Closing, (i) Sellers shall deliver to the Buyer certificates representing the Shares, along with a stock power duly executed by each of the Sellers in blank, and (ii) the Buyer shall deliver one third (1/3) of the NHTC Shares to each Seller.

      2. FOUNDERS COMPENSATION AGREEMENTS. Each of the Founder Compensation Agreements dated as of March 27, 2001 between each Seller and the Company, as amended, shall remain in full force and effect and nothing in this Agreement shall in any way amend, modify or alter the terms thereof.

      3. REPRESENTATIONS AND WARRANTIES OF THE BUYER. The Buyer represents and warrants to Seller that:

            (a) Buyer (i) is duly organized and validly existing under the laws of its jurisdiction of organization or incorporation, (ii) is in good standing under such laws, and (iii) has full power and authority to execute, deliver, and perform its obligations under this Agreement.

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            (b) The execution, delivery and performance of this Agreement by
Buyer (including Buyer's purchase of the Shares) have been duly authorized by all necessary corporate action on the part of the Buyer.

            (c) Buyer's execution, delivery, and performance of this Agreement has not resulted, and, will not result, in a breach of any provision of (i) Buyer's organizational documents, (ii) any statute, law, writ, order, rule, or regulation of any governmental authority applicable to Buyer, (iii) any judgment, injunction, decree or determination applicable to Buyer, or (iv) any contract, indenture, mortgage, loan agreement, note, lease or other instrument by which Buyer may be bound or to which any of the assets of Buyer are subject, in each case as in effect as of the Closing Date.

            (d) This Agreement (i) has been duly and validly authorized, executed, and delivered by Buyer and (ii) is the legal, valid, and binding obligations of Buyer, enforceable against Buyer in accordance with its terms, except that such enforceability against Buyer may be limited by bankruptcy, insolvency, or other similar laws of general applicability affecting the enforcement of creditors' rights generally and by the court's discretion in relation to equitable remedies.

            (e) No notice to, registration with, consent or approval of, or any other action by, any relevant governmental authority or other entity is or will be required for Buyer to execute, deliver, and perform its obligations under this Agreement.

            (f) Except for the foregoing express warranties, Buyer makes no representations or warranties, whether express, implied or otherwise, and hereby expressly disclaims the existence of any such representations or warranties.

      4. REPRESENTATIONS AND WARRANTIES OF SELLER. Each of the Sellers represents and warrants to the Buyer as to himself that:

            (a) Each Seller has full power and authority to execute, deliver, and perform its obligations under this Agreement.

            (b) Each Seller's execution delivery, and performance of this Agreement has not resulted, and, will not result, in a breach of any (i) statute, law, writ, order, rule, or regulation of any governmental authority applicable to such Seller, (ii) any judgment, injunction, decree or determination applicable to such Seller, or (iii) any contract, indenture, mortgage, loan agreement, note, lease or other instrument by which such Seller may be bound or to which any of the assets of such Seller are subject.

            (c) This Agreement (i) has been duly and validly authorized, executed, and delivered by each Seller and (ii) is the legal, valid, and binding obligations of each Seller, enforceable against each Seller in accordance with its terms, except that such enforceability against each Seller may be limited by bankruptcy, insolvency, or other similar laws of general applicability affecting the enforcement of creditors' rights generally and by the court's discretion in relation to equitable remedies.

                                      -2-
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            (d) Each Seller is the sole legal and beneficial owner of, and has good title to, the Shares, tree and clear of any mortgages, claims, liens, rights of first refusal or similar rights, security interests, options, pledges or encumbrances of any kind whatsoever (collectively, "Liens") and the Shares are not subject to any prior sale, transfer, assignment, voting agreement, proxy or other voting arrangement.

            (d) Each Seller (i) is a sophisticated investor with respect to the sale of the Shares, (ii) has adequate information concerning each of Buyer's and Lexxus' businesses and financial conditions to make an informed decision regarding the transactions contemplated by this Agreement, and (iii) has independently and without reliance upon Buyer, and based on such information as such Seller and his legal and other advisors have deemed appropriate, made his own analysis and decision to enter into this Agreement. Each Seller acknowledges that Buyer has not given any Seller any investment advice, credit information, or opinion on whether the sale of the Shares is prudent.

            (e) Each Seller acknowledges that (i) the Company currently may have, and later may come into possession of, information with respect to the Company and/or Lexxus, their respective businesses, conditions and/or prospects that is not known to such Seller and that may be material to a decision to sell the Shares under the terms and conditions set forth in this Agreement (collectively, the "Seller Excluded Information"), (ii) each Seller has determined to sell the Shares, notwithstanding his lack of knowledge of the Seller Excluded Information, and (iii) the Company shall have no liability to the Sellers, and each Seller waives and releases any claims that he might have against the Company whether under applicable securities laws or otherwise, with respect to the nondisclosure of the Seller Excluded Information in connection with the transactions contemplated by this Agreement.

      5. RELIANCE ON AND SURVIVAL OF REPRESENTATIONS. All agreements, representations and warranties of each party hereto shall survive the execution and delivery of this Agreement for a period of one (1) year following the Closing Date.

      6. PIGGYBACK REGISTRATION RIGHTS. The Company agrees to provide certain piggyback registration rights to each of the Sellers as set forth in Annex A attached hereto, subject to the terms and conditions set forth therein.

      7. INDEMNIFICATION. Each of the Company on one hand and the Sellers on the other agrees to defend, indemnify and hold harmless the other party (the "Indemnified Party") from and against, and to reimburse the Indemnified Party with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, asserted against or incurred by such Indemnified Party by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement or in connection with the transactions contemplated hereby. An Indemnified Party shall give prompt notice to the other party of any claim for indemnification arising under this Section 7. The indemnifying party shall have the right to assume and to control the defense of any such claim with counsel reasonably acceptable to the Indemnified Party, at the indemnifying party's own cost and expense, including the cost and expense of reasonable attorneys' fees and disbursements in connection with such defense.

      8. NOTICES. All notices and other communications required or permitted to be given hereunder shall be in writing, and delivered personally or by commercial messenger service; sent by registered or certified first class postage prepaid mail, return receipt requested; by telegram; by telecopy/facsimile (confirmed by first class postage prepaid mail); or by a nationally recognized overnight air carrier, in each case addressed as follows:

         If to a Seller:

                 To the address on the
                 signature page of this Agreement

         If to the Buyer:

                 Natural Health Trends Corp.
                 12901 Hutton Drive
                 Dallas, Texas 75234
                 Attn: Mark Woodburn, President

         with a copy to:

                 Brown Rudnick Berlack Israels LLP
                 120 West 45th Street
                 New York, New York 10036
                 Attention: Alan N. Forman, Esq.
                 Telecopier No.: (212)704-0196

or to such other address or telecopier number as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any notice, request or communication hereunder shall be deemed to have been given (a) on the day on which it is delivered personally or by commercial messenger service to such party at its address specified above, (b) if sent by mail, on the third business day after the day it is deposited in the mail, postage prepaid, (c) if sent by telegram, when it is delivered to the telegraph company, addressed as aforesaid, (d) if telecopied to such party at the telecopier number (and confirmed) as specified above, on the day it is transmitted, or (e) if sent by overnight carrier, on the business day next following its dispatch.

      9. WAIVER OF BREACH. The waiver by either party of a breach of any provision of this Agreement by the other party must be in writing and shall not operate or be construed as a waiver of any subsequent breach by such other party.

      10. LEGEND. Certificates for the NHTC Shares issued to the Sellers shall be marked conspicuously with the following legend:

            THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE

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      SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A
      VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, TRANSFERRED, MADE SUBJECT TO A SECURITY INTEREST, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE ACT, OR AN OPINION OF COUNSEL FOR THE COMPANY IS RECEIVED THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

      11. RELEASE. Except for those obligations arising out of this Agreement and the Founder Compensation Agreements, each of the Sellers hereby covenants not to sue or assert any claim, and fully releases, acquits and forever discharges the Company and its past and present officers, directors, stockholders, agents, representatives, employees, subsidiaries, affiliates, successors and assigns, and each of their respective past and present officers, directors, agents, representatives, employees, successors and assigns, jointly and individually, from any and all actions, causes of action, obligations, liabilities, judgments, suits, debts, damages, claims and demands whatsoever, in law or equity, whether liquidated or unliquidated, contingent or otherwise, whether specifically mentioned or not, which each Seller ever had, now has or hereafter can, shall or may have, for upon or by reason of any matter, cause or thing arising from his ownership of the Shares from the beginning of the world to the date of execution of this Agreement.

      12. ENTIRE AGREEMENT; AMENDMENTS. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior negotiations, agreements or understandings between the parties with respect thereto. This Agreement may not be changed, modified, amended or altered except by an agreement in writing referring expressly to this Agreement and signed by each of the parties hereto.

      13. HEADINGS. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      14. BINDING EFFECT. This Agreement shall bind and be enforceable by and against each of the parties in accordance with the terms hereof. This Agreement shall inure to the benefit of and be enforceable by and against their respective heirs and personal representatives, successors and assigns.

      15. GOVERNING LAW. This Agreement will be governed by, and construed and enforced in accordance with, the laws of the State of Texas, without giving effect to the provisions, policies or principles thereof relating to choice or conflicts of law.

      16. COUNTERPARTS; FACSIMILES.

            (a) This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

                                      -5-
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            (b) A duplicate or facsimile copy of this Agreement shall have the same full force and effect as an originally executed counterpart of this Agreement.

      13. REPRESENTATION BY COUNSEL. Each of the parties to this Agreement has consulted with, and received advice from, its own legal counsel regarding the terms and conditions of this Agreement.

            IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

                                                     NATURAL HEALTH TRENDS CORP.

/s/ Jeff Provost
----------------------------
Name: Jeff Provost                                   By: /s/ Mark D. Woodburn
Address: 3105 BROOKHOLLOW LN                             -----------------------
         FLOWERMOUND TX 75028                        Title: Mark D. Woodburn
                                                     Name: President
/s/ Rodney Sullivan
----------------------------
Name: Rodney Sullivan, as tenants by the entirety
Address:

/s/ Pam Sullivan
----------------------------
Name: Pam Sullivan,as tenants by the entirety
Address:

/s/ Michael Bray
----------------------------
Name: Michael Bray
Address: 4618 5FK # 185
         N. LITTLE ROCK AR-79116

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                                                                         ANNEX A

                               REGISTRATION RIGHTS

      1.    Definitions.

      Capitalized terms used herein without definition shall have the respective meanings given such terms as set forth in the Stock Purchase Agreement dated as of March___________, 2004 among Natural Health Trends Corp. (the "Company") and the individuals signatory thereto (the "Purchase Agreement"). As used herein, the following terms shall have the following meanings:

            Business Day: Any day other than a day on which banks are authorized or required to be closed in the State of New York.

            Commission: The Securities and Exchange Commission.

            Common Stock: The common stock, par value $0.001 per share, of the Company.

            Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

            Holder or Holders: Any Seller.

            Objecting Notice: See Section 3(a).

            Objecting Party: See Section 3(a).

            Person: Any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

            Piggyback Registration Rights: See Section 2(a).

            Prospectus: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 43OA promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

            Records: See Section 3(m).

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            Registrable Securities: The Shares and (ii) any shares of Common
            Stock issued in respect of such Shares until such time as (i) a Registration Statement covering such Registrable Securities has been declared effective by the Commission and such Registrable Securities have been disposed of pursuant to such effective Registration Statement or (ii) such Registrable Securities are held by one or more Persons who could sell all Registrable Securities held by each such Person in a single sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, whichever is earlier.

            Registration Expenses: See Section 4.

            Registration Statement: Any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statements, including posteffective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

            Securities Act: The Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder

            Selling Holders: See Section 3(a).

            Shelf Registration: See Section 2.

      2. (a) Piggyback Registration. The Company proposes to register any of its securities under the Securities Act for sale to the public for its own account or for the account of other security holders (except with respect to registration statements on Forms S-4 or S-8 or another form not available for registering the Registrable Securities for sale to the public), each such time it will give written notice thereof to Holders of its intention so to do (such notice to be given at least fifteen (15) days prior to the filing thereof). Upon the written request of any such Holder (which request shall specify the number of Registrable Securities intended to be disposed of by such Holder and the intended method of disposition thereof, received by the Company within ten (10) days after giving of any such, notice by the Company, to register any of such Holder's Registrable Securities, the Company will use its reasonable efforts, subject to Section 2(b) below, to cause the Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the Registration Statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the Holder (in accordance with its written request) of such Registrable Securities so registered ("Piggyback Registration Rights"); provided, that (i) if such registration involves an underwritten offering, all Holders requesting to be included in the Company's registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company; and (ii) if, at any time after giving written notice of its intention to register any securities pursuant to this Section 2(a) and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give written notice to all Holders and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. If a registration pursuant to this Section 2 (a) involves an underwritten public offering, any Holder requesting to be included in such registration may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration. The foregoing provisions notwithstanding, (i) the Company may withdraw any registration statement referred to in this
            Section 2(a) without thereby incurring any liability to the Holders, and (ii) the inclusion of shares of Registrable Securities under such Piggyback Registration Rights is subject to the cut-back provisions of Section 2(b) below.

            (b) Priority in Piggyback Registration. If a registration pursuant to Section 2(a) hereof involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of equity securities (including all Registrable Securities) which the Company, the Holders and any other persons intended to be included in such registration exceeds the largest number of securities which can be sold without having an adverse effect on such offering, including the price at which such securities can be sold, the Company will include in such registration (i) first, all the securities the Company proposes to sell for its own account, and (ii) second, to the extent that the number of securities which the Company proposes to sell for its own account pursuant to Section 2(a) hereof is less than the number of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of securities requested to be included in such registration by security holders as a result of their exercise of "demand" registration rights by such other holders. Any such reductions shall be pro rata in relation to the number of shares of Common Stock to be registered by each person participating in the offering.

            (c) Holdback Agreements. If any registration of Registrable Securities shall be in connection with an underwritten public offering, each Holder agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities, and not to effect any such public sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering) during the thirty (30) days prior to, and during the ninety (90) day period beginning on, the effective date of such Registration Statement (except as part of such registration).

            (d) Exceptions. Notwithstanding the foregoing, the Company may delay the registration of Registrable Securities following a written request pursuant to Section 2(a) hereof for the time periods described in Section 2(e) hereof upon the occurrence of any of the following:

                  (i) The Company shall have previously entered into an agreement or letter of intent contemplating an underwritten public offering, on a firm commitment basis of Common Stock or securities convertible into or exchangeable for Common Stock and the managing underwriter of such proposed public offering advises the Company in writing that in its opinion such proposed underwritten offering would be materially and adversely affected by a concurrent registered offering of Registrable Securities (such opinion to state the reasons therefor);

                  (ii) During the two (2) month period immediately preceding such request, the Company shall have entered into an agreement or letter of intent, which has not expired or otherwise terminated, contemplating a material business acquisition by the Company or its subsidiaries whether by way of merger, consolidation, acquisition of assets, acquisition of securities or otherwise;

                  (iii) The Company is in possession of material nonpublic information that the Company would be required to disclose in the Registration Statement and that is not, but for the registration, otherwise required to be disclosed at the time of such registration, the disclosure of which, in its good faith judgment, would have a material adverse effect on the business, operations, prospects or competitive position of the Company;

                  (iv) The Company shall receive the written opinion of the managing underwriter of the underwritten public offering pursuant to which Common Stock has been registered within the three (3) month period prior to the receipt of a registration request that the registration of additional Common Stock will materially and adversely affect the market for the Common Stock (such opinion to state the reasons therefor); or

                  (v) At the time of receipt of a registration request, the Company is engaged, or its board of directors has adopted by resolution a plan to engage, in any program for the purchase of shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock and, in the opinion of counsel, reasonably satisfactory to the requesting Holders, the distribution of the Common Stock to be registered would cause such purchase of shares to be in violation of Regulation M promulgated under the Exchange Act.

            (e) Period of Delay. If an event described in clauses (i) through
            (iv) of Section 2(d) shall occur, the Company may, by written notice to the Holders, delay the filing of a Registration Statement with respect to the Registrable Securities to be covered thereby for a period of time not exceeding ninety (90) days.

                  If an event described in clause (v) of Section 2(d) shall
            occur, the filing of a Registration Statement with respect to the Registrable Securities to be covered thereby shall be delayed until the first date that the Registrable Securities to be covered thereby can be sold without violation of Regulation M of the Exchange Act.

      3.    Registration Procedures.

      In connection with the registration obligations of the Company pursuant to the terms and conditions of this Agreement, the Company shall:

            (a) prior to filing a Registration Statement or Prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the Registration Statement, the Company will furnish to the Holders covered by such Registration Statement (the "Selling Holders"), Holders' Counsel and the underwriters, if any, draft copies of all such documents proposed to be filed at least three (3) Business Days prior thereto, which documents will be subject to the review of such Holders' Counsel and the underwriters, if any, and the Company will not, unless required by law, file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto (including such documents incorporated by reference) to which Selling Holders of at least a majority of the Registrable Securities (the "Objecting Party") shall object, pursuant to notice given to the Company prior to the filing of such amendment or supplement (the "Objection Notice"). The Objection Notice shall set forth the objections and the specific areas in the draft documents where such objections arise. The Company shall have five (5) Business Days after receipt of the Objection Notice to correct such deficiencies to the satisfaction of the Objecting Party, and will notify each Selling Holder of any stop order issued or threatened by the Commission in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

            (b) as promptly as practicable prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement effective for the period required pursuant to Section 2; cause the Prospectus to be supplemented by any required Prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the Intended methods of disposition by the Selling Holders set forth in such Registration Statement or supplement to the Prospectus;

            (c) as promptly as practicable furnish to any Selling Holder and the underwriters, if any, without charge, such number or conformed copies of such Registration Statement and any post-effective amendment thereto and such number of copies of the Prospectus (including each preliminary Prospectus) and any amendments or supplements thereto, and any documents incorporated by reference therein, as such Selling Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities being sold by such Selling Holder (it being understood that the Company consents to the use of the Prospectus and any amendment or supplement thereto by each Selling Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto); provided, that before filing a Registration Statement or Prospectus relating to the Registrable Securities or any amendments or supplements thereto, the Company will furnish to Holders' Counsel copies of all documents proposed to be filed at least three (3) Business Days prior to the filing thereof, which documents will be subject to the review of such counsel;

            (d) on or prior to the date on which the Registration Statement is declared effective, register or qualify such Registrable Securities under such other securities or "blue sky" laws of such jurisdictions as any Selling Holder, Holders' Counsel or underwriter reasonably requests and do any and all other acts and things which may be necessary or advisable to enable such Selling Holder to consummate the disposition in such jurisdictions of such Registrable Securities owned by such Selling Holder; keep each such registration or qualification (or exemption therefrom) effective during the period which the Registration Statement is required to be kept effective; and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided that the Company shall not be required to (i) qualify to do business as a foreign corporation or as a broker-dealer in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject;

            (e) cause the Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders to consummate the disposition of such Registrable Securities;

            (f) as promptly as practicable notify each Selling Holder, Holders' Counsel and any underwriter and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information to be included in any Registration Statement or Prospectus or otherwise, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or "blue sky" laws or the initiation of any proceedings for that purpose and (v) of the happening of any event which makes any statement made in a Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated by reference therein untrue or which requires the making of any changes in such Registration Statement, Prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such Prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

            (g) make generally available to the Holders an earnings statement satisfying the provisions of Section II (a) of the Securities Act no later than thirty (30) days after the end of the 12-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of a Registration Statement;

            (h) use its reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement, and, if one is issued, to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

            (i) as promptly as practicable after filing with the Commission of any document which is incorporated by reference into a Registration Statement, deliver a copy of such document to Holders' Counsel;

            (j) cooperate with the Selling Holders and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends and shall be in a form eligible for deposit with the Depository Trust Company) representing securities sold under such Registration Statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such Selling Holders may request and make available prior to the effectiveness of such Registration Statement a supply of such certificates;

            (k) if applicable, enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as the Selling Holders of at least a majority of the aggregate number of the Registrable Securities being sold or the underwriters retained by the Selling Holders participating in an underwritten public offering, if any, may request in order to expedite or facilitate the disposition of such Registrable Securities;

            (1) if requested by Selling Holders of at least a majority of the aggregate amount of the Registrable Securities being sold to cause the Registrable Securities included in such Registration Statement to be (i) listed or admitted for trading or otherwise included on each securities exchange, if any, (including, without limitation, the Nasdaq Stock Market) on which similar securities issued by the Company are then listed or (ii) authorized to be quoted on the National Association of Securities Dealers, Inc. Automated Quotation if the Registrable Securities so qualify;

            (m) cooperate with each Selling Holder and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. ("NASD"); and

            (n) during the period when the Prospectus is required to be delivered under the Securities Act, ,rapidly file all documents required to be filed with the Commission pursuant to Sections 13
            (a), 13(c), 14 or 15(d) of the Exchange Act.

      Each Selling Holder, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (f) of this
      Section 3, shall forthwith discontinue disposition of the Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by subsection (f) of this
      Section 3 or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such Selling Holder will, or will request the managing underwriter or underwriters, if any, to, deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Selling Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event that the Company shall give any such notice, the time periods for which a Registration Statement is required to be kept effective pursuant to Section 2 hereof shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each

      Selling Holder shall have received (i) the copies of the supplemented or amended Prospectus contemplated by Section 3(f) or (ii) the Advice.

      4.    Registration Expenses.

      All expenses incident to the Company's performance of, or compliance with, the provisions hereof, including without limitation, all Commission and securities exchange or NASD registration and filing fees, fees and expenses of compliance with securities or "blue sky" laws (including fees and disbursements of counsel in connection with "blue sky" qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), fees and expenses incurred in connection with the listing of the securities to be registered, if any, on each securities exchange on which similar securities issued by the Company are then listed, fees and disbursements of counsel for the Company and its independent certified public accountants (including the expense of any special audit or "cold comfort" letters required by, or incident to, such performance), Securities Act liability insurance (if the Company elects to obtain such insurance), reasonable fees and expenses of any special experts retained by the Company in connection with such registration, fees and expenses of other Persons retained by the Company in connection with each registration hereunder (but not including the fees and expense of legal counsel retained by a Holder or Holders, or any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities) are herein called "Registration Expenses."

      The Company will pay all Registration Expenses in connection with each Registration Statement filed pursuant to Section 2 or Section 3 except as otherwise set forth therein. All expenses to be borne by the Holders in connection with any Registration Statement filed pursuant to Section 2 (including, without limitation, all underwriting fees, discounts or commissions attributable to such sale of Registrable Securities) shall be borne by the participating Holders pro rata in relation to the number of shares of Registrable Securities to be registered by each Holder.

      5.    Indemnification - Contribution.

            (a) Indemnification by the Company. The Company agrees to indemnity and hold harmless, to the full extent permitted by law, each Holder, its officers, directors and each Person who controls such Holder (within the meaning of the Securities Act), and any agent or investment adviser thereof, against all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and costs of investigation) arising out of or based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement, any amendment or supplement thereto, any Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of or are based upon any such untrue statement or omission based upon information with respect to such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use therein; provided that, in the event that the Prospectus shall have been amended or supplemented and copies thereof as so amended or supplemented, shall have been furnished to a Holder prior to the confirmation of any sales of Registrable Securities, such indemnity with respect to the Prospectus shall not inure to the benefit of such Holder if the Person asserting such loss, claim, damage or liability and who purchased the Registrable Securities from such holder did not, at or prior to the confirmation of the sale of the Registrable Securities to such Person, receive a copy of the Prospectus as so amended or supplemented and the untrue statement or omission of a material fact contained in the Prospectus was corrected in the Prospectus as so amended or supplemented.

            (b) Indemnification by Holders of Registrable Securities. In connection with any Registration Statement in which a Holder is participating, each such Holder will furnish to the Company in writing such information with respect to the name and address of such Holder and such other information as may be reasonably required for use in connection with any such Registration Statement or Prospectus and agrees to indemnity, to the full extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement is contained in or such omission or alleged omission relates to any information with respect to such Holder so furnished in writing by such Holder specifically for inclusion in any Prospectus or Registration Statement; provided, however, that such Holder shall not be liable in any such case to the extent that prior to the filing of any such Registration Statement or Prospectus or amendment thereof or supplement thereto, such Holder has furnished in writing to the Company information expressly for use in such Registration Statement or Prospectus or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Company. In no event shall the liability of any Selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Selling Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

            (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such Person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such Person will claim indemnification or contribution pursuant to the provisions hereof and, unless in the judgment of counsel of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel (plus such local counsel, if any, as may be reasonably required in other jurisdictions) with respect to such claim, unless in the judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. For the purposes of this
            Section 5(c), the term "conflict of interest" shall mean that there are one or more legal defenses available to the indemnified party that are different from or additional to those available to the indemnifying party or such other indemnified parties, as applicable, which different or additional defenses make joint representation inappropriate.

            (d) Contribution. If the indemnification from the indemnifying party provided for in this Section 5 is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                  The parties hereto agree that it would not be just and
            equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Selling Holder were offered to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section I l(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (e) If indemnification is available under this Section 5, the indemnifying parties shall indemnity each indemnified party to the full extent provided in Sections 5(a) and (b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 5(d).

      6.    Participation in Underwritten Registrations.

      No Holder may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell its Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

      7.    Transfer or as an Imminent Right,.

      The rights to cause the Company to register Registrable Securities granted pursuant to the provisions hereof may be transferred or assigned by any Holder to a transferee or assignee; provided; however, that the transferee or assignee of such rights assumes the obligations of such transferor or assignor, as the case may be, hereunder.

      8.    Amendment

      Except as otherwise provided herein, the provisions hereof may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority of the aggregate number of the Registrable Securities then outstanding.